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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    August 7, 2001
                                                         ------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


 Georgia                          01-14213                       58-2237359
---------------                 ------------                 -------------------
(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia               30071
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   (Address of Principal Executive Offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

  On August 7, 2001, the registrant entered into an Underwriting Agreement relating to its public offering of 4,000,000 shares of common stock at a price of $31.00 per share. Of the 4,000,000 shares offered, 3,100,000 shares are being offered by the registrant and 900,000 shares are being offered by selling shareholders, including 610,000 shares by SLMsoft.com Inc. The registrant has granted the underwriters an option to purchase up to 600,000 additional shares to cover over-allotments, if any.

  Pursuant to Item 601(b)(1) of Regulation S-K, the registrant hereby files the Underwriting Agreement as Exhibit 99.1 attached hereto and incorporated herein, which underwriting agreement is incorporated by reference into the registrant's registration statement on Form S-3, Registration No. 333-64834, which became effective on August 7, 2001.

Item 6.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits

Item No.         Exhibit List

99.1             Underwriting Agreement dated August 7, 2001.



                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE INTERCEPT GROUP, INC.



Date:  August 9, 2001               By:  /s/ Scott R. Meyerhoff
                                         ---------------------------------
                                         Scott R. Meyerhoff
                                         Chief Financial Officer

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                                   EXHIBIT LIST

Exhibit No.           Description
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99.1             Underwriting Agreement dated August 7, 2001.

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